             Annual Report

--------------------------------------
            Premier Global
            Investing, Inc.
--------------------------------------


          October 31, 1995

               [LOGO]

Premier Global Investing, Inc.
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:
    During the past twelve months, the U.S. has been the best- performing major global market. Its performance has been driven by a number of factors including strong corporate profit growth, falling interest rates, and the expectation of responsible fiscal management in Washington. Although the U.S. economy has slowed during the second half of the year, the market believes that the Fed has achieved a soft landing. This has created a positive environment for global assets. For the majority of the year, Premier Global Investing, Inc. has been overweight the U.S. market with large holdings in the financial and healthcare sectors.
    For the twelve months ended October 31, 1995, the total return for Premier Global Investing Class A shares was 4.72%, and for Class B shares was 3.96%.* For the same period, the Morgan Stanley Capital International World Index was 9.48%.** For this period the Global Fund Index was 4.17% according to Lipper.*** The Fund's Class C and Class R shares commenced operations on 9/5/95. For the period from 9/5/95 to 10/31/95 the Fund's Class C shares' aggregate total return was -.32% and for Class R shares it was .44%.*

Taking a Theme Approach
    The Fund takes a theme approach to investing, identifying several themes and applying them globally. As discussed in our semi-annual letter, two of our major themes this year have been falling U.S. interest rates and the clarification of U.S. healthcare policy. We have also invested heavily in companies which are restructuring in order to remain competitive in a global marketplace. A fourth theme is economic growth in Asia. Each theme was profitable for the portfolio during the period.

Falling Worldwide Interest Rates
    Our primary theme this year has been falling worldwide interest rates.
As economic growth slowed in the major markets, governments globally responded by easing monetary policy. World growth was further restrained by the still unresolved financial and real estate crises in Japan. This was the perfect environment for financial stocks to outperform. We were heavily overweight the U.S. banks and had investments in Japanese and Asian banks.
In Hong Kong, where interest rates are directly linked to U.S. rates, the property stocks recovered on anticipation of a recovery in the real estate market and we had significant holdings in the property companies. This theme has represented about 35% of the Fund for the duration of the period and has added more than 2% of performance.

Clarification of U.S. Healthcare Policy
    At the end of 1994, the healthcare sector had been battered down on the expectation of onerous healthcare legislation. Our decision to take a major position in this sector was based on three assumptions: there would be no healthcare bill, the industrywide consolidation would continue, and a number of companies had promising drugs in development. Given this excellent investment outlook, the sector represented good value. A number of European drug companies also stood to benefit in this environment because of their significant exports to the U.S. Our investments in both European and U.S. drug companies have represented over 20% of the portfolio during the period. These positions have added over 3% of performance over the year.

Restructuring in the Global Marketplace
    The entrance, in recent years, of the developing countries into the mainstream global economy has significantly altered the world's competitive environment. The emergence of Southeast Asia, China, the former Soviet Union and India is putting increasing pressures on established companies which primarily manufacture in developed countries to reduce their high cost bases.
 This has forced a number of companies to restructure. We have approached the restructuring theme from two angles, investing in companies which either have divested themselves of their peripheral businesses and/or manufacture productivity-enhancing technology.
    Grace (W.R.) and Co. and duPont (E.I.) de Nemours, two companies we held during the fiscal year, are good examples of the former. Each of these companies had pursued diversification strategies that penalized profitability. By divesting itself of its non-core businesses, each company has realized value for the Fund.
    cisco Systems, one of the mostly globally competitive networking software companies, is an example of the latter. Computers and networks provide companies with powerful tools that greatly increase efficiency at a relatively low cost. While the use of computers is well-established in the U.S. market, it is just beginning in Europe and Asia. The restructuring theme has been very profitable to the portfolio during the year and remains a core theme.

Rising Wealth in Asia
    We have participated in the rising wealth and development in Asia by investing in infrastructure and consumer companies. In Malaysia, we have had significant investments in construction companies involved in major infrastructure projects. Unfortunately, because of negative macroeconomic developments, the Malaysian market has been weak this year and our investments have been no exception. On the positive side, we have made money in Indonesia by investing in consumer stocks such as Matahari Putra Prima, a rapidly expanding retail chain catering to lower income customers. Overall, Indonesia has contributed 4% to the portfolio over the year, while Malaysia has cost 1% to the portfolio.

Japan
    As we discussed in our semi-annual letter, we had been anticipating an economic recovery in Japan this year. From the January earthquake to the more recent Daiwa bank scandal, much has happened to derail this recovery. The stock market has responded to this environment with increased volatility and no clear trend. Although the Fund remained underweight for most of the year, we had a heavy concentration in financial and real estate stocks. We had purchased these stocks on the assumption that the government would enact legislation to sort out the financial and real estate market. This did not occur, and the problem has continued to compound, negatively affecting the performance of financial stocks. Our Japanese stocks cost the portfolio over 4% during the period and explain much of the portfolio underperformance against the world index.
    You will notice that the cash position of the Fund has been further reduced from prior periods. This reflects the compelling values available in global growth stocks.
    I consider it a privilege to be managing assets on your behalf. I will endeavor to serve you to my best abilities.

                              Sincerely,



                              Kelly McDermott
                              Portfolio Manager
November 20, 1995
New York, N.Y.

* Total Return includes reinvestment of dividends and any capital gains paid, without taking into account the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.

** SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Unlike the Fund which may invest in various types of securities and engage in different investment techniques, the the Morgan Stanley Capital International World Index is an unmanaged index of global stock market performance, consisting of equity securities.

***Source: Lipper Analytical Services, Inc -- The Lipper Global Fund Index, which is calculated by Lipper Analytical Services, Inc., measures performance of the top 30 funds in the global fund category. At least 25% of the portfolios are invested in securities traded outside the United States.

Premier Global Investing, Inc.                                 October 31, 1995
-------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PREMIER GLOBAL
        INVESTING, INC. CLASS A SHARES AND THE MORGAN STANLEY
                  CAPITAL INTERNATIONAL WORLD INDEX

$14,100 Premier Global Investing (Class A Shares)
$13,370 Morgan Stanley Capital International World Index*

1/31/92      9,549    10,000
10/31/92    10,451     9,419
10/31/93    12,088    11,963
10/31/94    12,767    12,878
10/31/95    13,370    14,100

*Source: Lipper Analytical Services, Inc.

Average Annual Total Returns
-------------------------------------------------------------------------------

                         Class A Shares                                                Class B Shares
-------------------------------------------------------------   -----------------------------------------------------------------
                                                                                                             % Return Reflecting
                                               % Return                                                     Applicable Contingent
                                              Reflecting                                      % Return         Deferred Sales
                        % Return Without    Maximum Initial                                  Assuming No         Charge Upon
Period Ended 10/31/95      Sales Charge   Sales Charge (4.5%)   Period Ended 10/31/95         Redemption          Redemtion*
---------------------   ----------------  -------------------   ---------------------        -----------    ---------------------
1 Year                        4.72%             0.03%           1 Year                           3.96%              (0.04)%
From Inception (1/31/92)      9.39              8.05            From Inception (1/15/93)         8.29                7.35

Actual Aggregate Total Returns
-------------------------------------------------------------------------------

                         Class C Shares                                                Class R Shares
------------------------------------------------------------         ----------------------------------------------
                                            % Return Reflecting
                                           Applicable Contingent
                               % Return       Deferred Sales
                             Assuming No       Charge Upon
Period Ended 10/31/95         Redemption      Redemption **          Period Ended 10/31/95
-----------------------     -------------  --------------------      -----------------------
From Inception (9/5/95)         0.32%            (0.68)%             From Inception (9/5/95)          0.44%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares of Premier Global Investing, Inc. on 1/31/92 (Inception Date) to a $10,000 investment made in the Morgan Stanley Capital International World Index on that date. All dividends and capital gain distributions are reinvested. Performance for Class B shares, Class C shares and Class R shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.

The Fund's performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. The Morgan Stanley Capital International World Index, which is the property of Morgan Stanley & Co. Incorporated, is a widely accepted, unmanaged index of global stock market performance, including the United States, Canada, Europe, Australia, New Zealand and the Far East and includes net dividends reinvested. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this report.

* Maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.

**Maximum contingent deferred sales charge for Class C shares is 1% within one year of the date of purchase.

Premier Global Investing, Inc.
-------------------------------------------------------------------------------
Statement of Investments                                       October 31, 1995

Common Stocks--87.6%                                                                           Shares         Value
                                                                                          ------------    --------------

                       Austria--.9% Austria Mikro Systeme International.............            6,650      $  1,231,109
                                                                                                           ------------
                       Canada--1.6% Abitibi Price...................................          125,000         2,187,500
                                                                                                           ------------
                      Finland--1.2% Valmet, Ser. A..................................           61,000         1,696,641
                                                                                                           ------------
                       France--1.1% BIC.............................................           16,000         1,520,532
                                                                                                           ------------
                       Germany-1.8% Mannesmann A.G.................................            7,500          2,467,863
                                                                                                           ------------
                   Hong Kong--15.7% Amoy Properties.................................        2,100,000         2,023,671
                                    Cheung Kong Holdings............................          375,000         2,114,862
                                    HSBC Holdings PLC...............................          225,000         3,274,156
                                    Hong Kong & China Gas...........................        1,100,000         1,785,668
                                    Hutchison Whampoa...............................          875,000         4,821,498
                                    Hysan Development...............................          640,000         1,630,837
                                    New World Infrastructure ..................(a,b)          100,000           175,915
                                    Sun Hung Kai Properties.........................          420,000         3,354,676
                                    Wharf Holdings..................................          865,000         2,920,256
                                                                                                           ------------
                                                                                                             22,101,539
                                                                                                           ------------
                    Indonesia--3.0% Astra International.............................          530,000         1,062,335
                                    Hanjaya Mandala Sampoerna.......................          150,000         1,387,665
                                    Matahari Putra Prima............................          877,500         1,836,178
                                                                                                           ------------
                                                                                                              4,286,178
                                                                                                           ------------
                         Italy--.5% Del Rigo SPA, A.D.R............................           14,500            299,063
                                    Gucci Group, N.V...............................           13,000            390,000
                                                                                                           ------------
                                                                                                                689,063
                                                                                                           ------------
                        Japan--9.7% Asahi Bank......................................          125,000         1,248,164
                                    Dai-Ichi Kangyo Bank............................           11,000           186,295
                                    Mitsubishi Heavy Industries.....................          190,000         1,467,548
                                    Mitsubishi Materials............................          285,000         1,288,987
                                    NKK.............................................          840,000         2,031,131
                                    Nippon Telegraph & Telephone....................              326         2,680,858
                                    Sanwa Bank......................................          105,000         1,788,546
                                    Sumitomo Metal & Mining.........................          170,000         1,343,024
                                    Takashimaya.....................................          120,000         1,668,135
                                                                                                           ------------
                                                                                                             13,702,688
                                                                                                           ------------
                     Malaysia--4.6% Malayan Banking Berhad..........................          300,000         2,422,213
                                    Renong Berhad...................................        1,525,000         2,330,445
                                    United Engineers................................          275,000         1,711,304
                                                                                                           ------------
                                                                                                              6,463,962
                                                                                                           ------------

Premier Global Investing, Inc.
-------------------------------------------------------------------------------
Statement of Investments (continued)                           October 31, 1995

Common Stocks (continued)                                                                    Shares           Value
                                                                                          ------------    --------------

                  Netherlands--1.0% Vendex International, N.V......................           25,000      $    720,393
                                    Vendex International, N.V...................(b)           25,000           720,393
                                                                                                           ------------
                                                                                                              1,440,786
                                                                                                           ------------
                    Singapore--7.0% DBS Land........................................          825,000         2,440,552
                                    Jardine Matheson Holdings.......................          300,000         1,830,000
                                    Malayan Credit..................................          325,000           595,718
                                    Overseas Union Bank.............................          525,000         3,269,639
                                    Wing Tai Holdings...............................        1,000,000         1,733,900
                                                                                                           ------------
                                                                                                              9,869,809
                                                                                                           ------------
                       Sweden--6.8% Astra AB, Ser. A................................          105,000         3,863,379
                                    IRO AB ......................................(b)          128,000         1,563,447
                                    Svedala Industrial..............................           85,000         2,159,768
                                    WM-Data AB Ser. B...............................           54,350         1,999,759
                                                                                                           ------------
                                                                                                              9,586,353
                                                                                                           ------------
                  Switzerland--4.4% BBC Brown Boveri A.G...........................             1,800         2,087,714
                                    Roche Holding A.G..............................               320         2,324,967
                                    Sandoz A.G.....................................             2,200         1,815,411
                                                                                                           ------------
                                                                                                              6,228,092
                                                                                                           ------------
               United Kingdom--1.8% SmithKline Beecham, A.D.R......................            50,000         2,593,750
                                                                                                           ------------
               United States--26.5% Actava Group.................................(a)          110,000         1,911,250
                                    Allied Signal...................................           65,700         2,792,250
                                    American Home Products .........................           40,000         3,545,000
                                    Applied Materials............................(a)           80,000         4,010,000
                                    Boeing..........................................           35,000         2,296,875
                                    cisco Systems................................(a)           52,000         4,030,000
                                    Comcast, Cl. A (Non-voting).....................           50,000           893,750
                                    Cree Research................................(a)          120,000         2,947,500
                                    First Union.....................................           42,000         2,084,250
                                    Ford Motor......................................           80,000         2,300,000
                                    Pfizer..........................................           46,000         2,639,250
                                    Reliance Group Holdings.........................          150,000         1,106,250
                                    Union Carbide...................................           65,000         2,461,875
                                    Viacom, Cl. B................................(a)           50,000         2,500,000
                                    Witco...........................................           65,000         1,836,250
                                                                                                           ------------
                                                                                                             37,354,500
                                                                                                           ------------
                                    TOTAL COMMON STOCKS
                                      (cost $116,708,426)...........................                       $123,420,365
                                                                                                           ------------
                                                                                                           ------------

Premier Global Investing, Inc.
-------------------------------------------------------------------------------
Statement of Investments (continued)                           October 31, 1995

                                                                                             Principal
Short-Term Investments--12.5%                                                                 Amount          Value
----------------------------------------------------------------------------                ----------     ------------

               U.S. Treasury Bills: 5.16%, 12/7/95..................................        $  846,000     $    841,702
                                    5.21%, 12/14/95.................................         2,385,000        2,370,142
                                    5.17%, 12/21/95.................................         6,918,000        6,868,052
                                    5.15%, 12/28/95.................................         1,796,000        1,781,183
                                    5.28%, 1/11/96..................................         5,761,000        5,700,452
                                                                                                           ------------
                                    TOTAL SHORT-TERM INVESTMENTS
                                      (cost $17,562,483)............................                       $ 17,561,531
                                                                                                           ------------
                                                                                                           ------------
TOTAL INVESTMENTS (cost $134,270,909)...............................................            100.1%     $140,981,896
                                                                                                ------     ------------
                                                                                                ------     ------------
LIABILITIES, LESS CASH AND RECEIVABLES..............................................              (.1%)    $   (180,219)
                                                                                                ------     ------------
                                                                                                ------     ------------
NET ASSETS..........................................................................            100.0%     $140,801,677
                                                                                                ------     ------------
                                                                                                ------     ------------

Notes to Statement of Investments:
-------------------------------------------------------------------------------
(a) Non-income producing.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1995, these securities amounted to $2,459,755 or 1.75% of net assets.


                      See notes to financial statements.

Premier Global Investing, Inc.
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                            October 31, 1995

ASSETS:
    Investments in securities, at value
       (cost $134,270,909)--see statement...................................                  $140,981,896
    Receivable for investment securities sold...............................                     1,811,736
    Dividends and interest receivable.......................................                       212,761
    Receivable for subscriptions to Common Stock............................                         1,079
    Prepaid expenses........................................................                        48,680
                                                                                              ------------
                                                                                               143,056,152
LIABILITIES:
    Due to The Dreyfus Corporation..........................................    $   91,421
    Due to Distributor......................................................        77,280
    Due to Custodian........................................................       334,386
    Net unrealized depreciation on forward currency
       exchange contracts--Note 4(a)........................................     1,074,173
    Payable for Common Stock redeemed.......................................       300,270
    Payable on forward currency exchange contracts--Note 4(a)...............       159,644
    Accrued expenses........................................................       217,301       2,254,475
                                                                                ----------    ------------
NET ASSETS..................................................................                  $140,801,677
                                                                                              ------------
                                                                                              ------------
REPRESENTED BY:
    Paid-in capital.........................................................                  $126,621,203
    Accumulated undistributed investment income--net........................                     1,272,910
    Accumulated undistributed net realized gain on investments and
       foreign currency transactions........................................                     7,266,478
    Accumulated net unrealized appreciation on investments and
       foreign currency transactions........................................                     5,641,086
                                                                                              ------------
NET ASSETS at value.........................................................                  $140,801,677
                                                                                              ------------
                                                                                              ------------
Shares of Common Stock outstanding:
    Class A Shares
       (300 million shares of $.001 par value authorized)...................                     4,258,813
                                                                                              ------------
                                                                                              ------------
    Class B Shares
       (300 million shares of $.001 par value authorized)...................                     4,542,154
                                                                                              ------------
                                                                                              ------------
    Class C Shares
       (300 million shares of $.001 par value authorized)...................                            63
                                                                                              ------------
                                                                                              ------------
    Class R Shares
       (300 million shares of $.001 par value authorized)...................                            66
                                                                                              ------------
                                                                                              ------------
NET ASSET VALUE per share:
    Class A Shares
       ($68,584,476 / 4,258,813 shares).....................................                        $16.10
                                                                                                    ------
                                                                                                    ------
    Class B Shares
       ($72,215,128 / 4,542,154 shares).....................................                        $15.90
                                                                                                    ------
                                                                                                    ------
    Class C Shares
       ($1,003 / 63.091 shares).............................................                        $15.90
                                                                                                    ------
                                                                                                    ------
    Class R Shares
       ($1,070 / 66.423 shares).............................................                        $16.11
                                                                                                    ------
                                                                                                    ------

                         See notes to financial statements.

Premier Global Investing, Inc.
-------------------------------------------------------------------------------
Statement of Operations                             year ended October 31, 1995

INVESTMENT INCOME:
    Income:
      Cash dividends (net of $123,933 foreign taxes withheld at source).....    $ 2,056,288
      Interest..............................................................      1,880,421
                                                                                -----------
          Total Income......................................................                   $ 3,936,709
    Expenses:
      Management fee--Note 3(a).............................................      1,095,386
      Distribution fees--Note 3(b)..........................................        556,801
      Shareholder servicing costs--Note 3(c)................................        552,231
      Custodian fees........................................................        120,211
      Professional fees.....................................................         61,508
      Registration fees.....................................................         48,834
      Directors' fees and expenses--Note 3(d)...............................         20,386
      Dividends on securities sold short....................................          7,500
      Shareholders' reports.................................................          1,394
      Miscellaneous.........................................................         20,755
                                                                                -----------
          Total Expenses....................................................                     2,485,006
                                                                                               -----------
          INVESTMENT INCOME--NET............................................                     1,451,703
                                                                                               -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain (loss) on investments--Note 4(a):
      Long transactions (including options transactions and foreign
          currency transactions)............................................    $ 7,693,441
      Short sale transactions...............................................       (123,129)
    Net realized gain on forward currency exchange contracts--Note 4(a);
      Short transactions....................................................      1,061,496
    Net realized (loss) on financial futures--Note 4(a):
      Long transactions.....................................................        (52,225)
      Short transactions....................................................     (1,346,794)
                                                                                -----------
      Net Realized Gain.....................................................                     7,232,789
    Net unrealized (depreciation) on investments, securities sold short and foreign currency transactions [including $349,538 net unrealized appreciation on financial futures and ($65,343) net unrealized
      (depreciation) on options written]....................................                    (2,841,964)
                                                                                               -----------
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                     4,390,825
                                                                                               -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                   $ 5,842,528
                                                                                               -----------
                                                                                               -----------

                        See notes to financial statements.

Premier Global Investing, Inc.
-------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                     Year Ended October 31,
                                                                                 ------------------------------
                                                                                     1994              1995
                                                                                 ------------      ------------
OPERATIONS:
    Investment income--net...............................................        $    892,059      $  1,451,703
    Net realized gain on investments.....................................           2,894,178         7,232,789
    Net unrealized appreciation (depreciation) on investments for the year          2,120,318        (2,841,964)
                                                                                 ------------      ------------
        Net Increase In Net Assets Resulting From Operations.............           5,906,555         5,842,528
                                                                                 ------------      ------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income--net:
      Class A shares.....................................................            (360,444)         (718,624)
      Class B shares.....................................................            (147,982)         (198,110)
      Class C shares.....................................................               --                 --
      Class R shares.....................................................               --                 --
    Net realized gain on investments:
      Class A shares.....................................................          (2,787,429)       (1,189,446)
      Class B shares.....................................................          (1,716,592)       (1,188,660)
      Class C shares.....................................................               --                 --
      Class R shares.....................................................               --                 --
                                                                                 ------------      ------------
        Total Dividends..................................................          (5,012,447)       (3,294,840)
                                                                                 ------------      ------------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares.....................................................          28,481,082        10,636,355
      Class B shares.....................................................          38,967,304         6,041,105
      Class C shares.....................................................               --                1,000
      Class R shares.....................................................               --                1,067
    Dividends reinvested:
      Class A shares.....................................................           2,760,814         1,803,995
      Class B shares.....................................................           1,812,914         1,335,890
      Class C shares.....................................................               --                 --
      Class R shares.....................................................               --                 --
    Cost of shares redeemed:

      Class A shares.....................................................         (28,186,931)      (24,001,138)
      Class B shares.....................................................          (4,777,156)      (13,478,681)
      Class C shares.....................................................               --                 --
      Class R shares.....................................................               --                 --
                                                                                 ------------      ------------
        Increase (Decrease) In Net Assets From Capital Stock Transactions          39,058,027       (17,660,407)
                                                                                 ------------      ------------
          Total Increase (Decrease) In Net Assets........................          39,952,135       (15,112,719)

NET ASSETS:
    Beginning of year....................................................         115,962,261       155,914,396
                                                                                 ------------      ------------
    End of year (including undistributed investment income--net:
      $737,941 in 1994 and $1,272,910 in 1995)...........................        $155,914,396      $140,801,677
                                                                                 ------------      ------------
                                                                                 ------------      ------------

                                                                                 Shares
                                     -------------------------------------------------------------------------------------------
                                               Class A                       Class B                   Class C         Class R
                                     --------------------------      ------------------------       ------------    ------------
                                       Year Ended October 31,         Year Ended October 31,        Period Ended    Period Ended
                                     --------------------------      ------------------------        October 31,     October 31,
                                        1994            1995           1994            1995             1995*           1995*
                                     ----------      ----------      ---------      ---------       ------------    ------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold..................     1,803,615         688,193      2,481,600        396,520              63              66
    Shares issued for dividends..
      reinvested.................       180,445         123,731        119,192         92,194              --              --
    Shares redeemed..............    (1,793,995)     (1,560,618)      (307,947)      (879,387)             --              --
                                     ----------      ----------      ---------      ---------           -----           -----
        Net Increase (Decrease)
          In Shares Outstanding..       190,065        (748,694)     2,292,845       (390,673)             63              66
                                     ----------      ----------      ---------      ---------           -----           -----
                                     ----------      ----------      ---------      ---------           -----           -----

--------------
*  From September 5, 1995 (commencement of initial offering) to October 31,
1995.

                     See notes to financial statements.

Premier Global Investing, Inc.
------------------------------------------------------------------------------
Financial Highlights

    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                               Class A Shares
                                                          --------------------------------------------------------
                                                                            Year Ended October 31,
                                                          --------------------------------------------------------
PER SHARE DATA:                                           1992(1)           1993             1994            1995
                                                          -------          ------           ------          ------
    Net asset value, beginning of year..............      $12.50           $13.68           $15.58          $15.78
                                                          ------           ------           ------          ------
    Investment Operations:
    Investment income--net..........................         .05              .10              .15             .24
    Net realized and unrealized gain on
      investments ..................................        1.13             2.01              .71             .47
                                                          ------           ------           ------          ------
      Total from Investment Operations..............        1.18             2.11              .86             .71
                                                          ------           ------           ------          ------
    Distributions:
    Dividends from investment income-net                     --              (.09)            (.08)           (.15)
    Dividends from net realized gain on investments          --              (.12)            (.58)           (.24)
                                                          ------           ------           ------          ------
      Total Distributions...........................         --              (.21)            (.66)           (.39)
                                                          ------           ------           ------          ------
    Net asset value, end of year....................      $13.68           $15.58           $15.78          $16.10
                                                          ======           ======           ======          ======
TOTAL INVESTMENT RETURN(2)..........................        9.44%(3)        15.66%            5.62%           4.72%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average
      net assets....................................        1.76%(3)         1.66%            1.38%           1.31%
    Ratio of dividends on securities sold short
      to average net assets.........................         --               .01%             .01%            .01%
    Ratio of net investment income to
      average net assets............................        .74%(3)          .98%              .95%           1.38%
    Portfolio Turnover Rate.........................      208.70%(3)      179.28%           156.98%         229.90%
    Net Assets, end of year (000's Omitted).........     $35,669         $75,066           $79,017         $68,584

--------------
(1) From January 31, 1992 (commencement of operations) to October 31, 1992.
(2) Exclusive of sales load.
(3) Not annualized.


                       See notes to financial statements.

Premier Global Investing, Inc.
-------------------------------------------------------------------------------
Financial Highlights (continued)

    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                   Class B Shares              Class C Shares    Class R Shares
                                                         -----------------------------------   --------------    --------------
                                                                Year Ended October 31,          Period Ended      Period Ended
                                                         -----------------------------------     October 31,       October 31,
PER SHARE DATA:                                          1993(1)         1994          1995        1995(2)           1995(2)
                                                         -------        ------        ------    ------------      ------------
    Net asset value, beginning of year.................   $13.51        $15.49        $15.59        $15.85            $16.04
                                                          ------        ------        ------        ------            ------
    Investment Operations:
    Investment income (loss)--net.....................      (.01)          .06           .10          (.01)              .01
    Net realized and unrealized gain on investments...      1.99           .67           .49           .06               .06
                                                          ------        ------        ------        ------            ------
      Total from Investment Operations................      1.98           .73           .59           .05               .07
                                                          ------        ------        ------        ------            ------
    Distributions:
    Dividends from investment income--net.............       --           (.05)         (.04)          --                --
    Dividends from net realized gain on investments...       --           (.58)         (.24)          --                --
                                                          ------        ------        ------        ------            ------
      Total Distributions.............................       --           (.63)         (.28)          --                --
                                                          ------        ------        ------        ------            ------
    Net asset value, end of year......................    $15.49        $15.59        $15.90        $15.90            $16.11
                                                          ------        ------        ------        ------            ------
                                                          ------        ------        ------        ------            ------
TOTAL INVESTMENT RETURN(3)............................     14.66%(4)      4.82%         3.96%          .32%(4)           .44%(4)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets       1.96%(4)      2.15%         2.06%          .35%(4)           .18%(4)
    Ratio of dividends on securities sold short to
      average net assets..............................       .01%(4)       --            .01%          --                --
    Ratio of net investment income (loss) to average
      net assets......................................      (.18%)(4)      .23%          .62%         (.09%)(4)          .08%(4)
    Portfolio Turnover Rate...........................    179.28%       156.98%       229.90%       229.90%           229.90%
    Net Assets, end of year (000's Omitted)...........   $40,897       $76,897       $72,215            $1                $1

---------------
(1) From January 15, 1993 (commencement of initial offering) to October 31,
1993.
(2) From September 5, 1995 (commencement of initial offering) to October 31,
1995.
(3) Exclusive of sales load.
(4) Not annualized.



                       See notes to financial statements.

Premier Global Investing, Inc.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    On January 23, 1995, the Fund's directors approved a change of the Fund's name, effective February 28, 1995, from "Dreyfus Global Investing, Inc." to "Premier Global Investing, Inc."
    The Fund offers Class A, Class B, Class C and Class R shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within six years of purchase, Class C shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors.
 Other differences between the four Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.

Premier Global Investing, Inc.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

    Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:
    In accordance with an agreement with a bank, the Fund may borrow up to $5 million under a short-term unsecured line of credit. Interest on borrowings is charged at rates which are related to Federal Funds rates in effect from time to time.
    During the year ended October 31, 1995, there were no borrowings under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:
    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Agreement further provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates dividends and interest accrued on securities sold short) and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the fee to be paid to the Manager, or the Manager will bear, such excess expense to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (excluding distribution expenses and certain expenses as described above) exceed 21/2% of the first $30 million, 2% of the next $70 million and 11/2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. There was no expense reimbursement for the year ended October 31, 1995.
    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $20,752 during the year ended October 31, 1995 from commissions earned on sales of the Fund's shares.
    (b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C. During the year ended October 31, 1995, $556,800 was charged to the Fund for the Class B shares and $1 was charged to the Fund for the Class C shares.

Premier Global Investing, Inc.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

    (c) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. For the year ended October 31, 1995, $179,528 and $185,600 were charged to Class A and Class B shares, respectively, and no amounts were charged to Class C shares, by the Distributor pursuant to the Shareholder Services Plan.
    (d) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:
    (a) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, options transactions and forward currency transactions during the year ended October 31, 1995:

                                                                                    Purchases              Sales
                                                                                   ------------         ------------
    Long transactions..............................................                $265,269,813         $255,382,847
    Short sale transactions........................................                   6,960,430            5,166,957
                                                                                   ------------         ------------
      Total........................................................                $272,230,243         $260,549,804
                                                                                   ------------         ------------
                                                                                   ------------         ------------

    The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value.
The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and custodian, of cash and/or U.S. Government securities sufficient to cover its short position. At October 31, 1995, there were no securities sold short outstanding.
    The following summarizes open forward currency exchange contracts at October 31, 1995;

                                                                                                           Unrealized
                                                                                        U.S. Dollar       Appreciation
    Forward Currency Sale Contracts                                     Proceeds           Value         (Depreciation)
    -------------------------------                                   ------------     ------------      --------------
    Swiss Francs, expiring 12/18/95...................                $  5,072,452     $  5,404,688       $  (332,236)
    German Deutschemarks, expiring  12/18/95..........                   2,048,487        2,159,311          (110,824)
    Japanese Yen, expiring 12/18/95...................                  10,823,047       10,805,975            17,072
    Swedish Krona, expiring 12/18/95..................                   7,700,000        8,348,185          (648,185)
                                                                                                          -----------
      Total...........................................                                                    $(1,074,173)
                                                                                                          -----------
                                                                                                          -----------

Premier Global Investing, Inc.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the statement of assets and liabilities.
    The Fund may purchase and write (sell) put and call options in order to gain exposure to or protect against changes in the market. Used singly and/or in combination, such investment techniques are used to enhance performance. The following table summarizes the Fund's call options written transactions for the year ended October 31, 1995:

                                                                                               Options Terminated
                                                                                             -----------------------
                                                                                                              Net
                                                              Number of       Premiums                      Realized
    Options Written:                                          Contracts       Received         Cost           Gain
    ----------------                                          ---------       --------       --------       --------
    Contracts outstanding October 31, 1994..........                30        $186,249
    Contracts written...............................             --              --
                                                              --------        --------
                                                                    30         186,249
                                                              --------        --------
    Contracts Terminated;
      Closed........................................                30         186,249       $110,304       $75,945
                                                              --------        --------       --------       -------
                                                                                             --------       -------
    Contracts outstanding October 31, 1995..........             --           $  --
                                                              --------        --------
                                                              --------        --------

    As a writer of call options, the Fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the Fund would incur a gain, to the extent of the premiums, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the Fund would realize a loss, if the price of the financial instrument increases between those dates.
 At October 31, 1995, there were no written call options outstanding.
    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Generally, variation margin payments are made or received to reflect daily unrealized gains or

Premier Global Investing, Inc.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

    losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At October 31, 1995, there were no financial futures contracts outstanding.
    (b) At October 31, 1995, accumulated net unrealized appreciation on investments was $5,636,815, consisting of $10,474,496 gross unrealized appreciation and $4,837,681 gross unrealized depreciation, excluding foreign currency transactions.
    At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Premier Global Investing, Inc.
-------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Directors
Premier Global Investing, Inc.

    We have audited the accompanying statement of assets and liabilities of Premier Global Investing, Inc. (formerly Dreyfus Global Investing, Inc.), including the statement of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier Global Investing, Inc. at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


                                       Ernst & Young LLP


New York, New York
December 8, 1995

Premier Global Investing, Inc.
-------------------------------------------------------------------------------
Important Tax Information (Unaudited)

    In accordance with Federal tax law, the Fund elects to provide each shareholder with their portion of the Fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund hereby makes the following designations regarding its fiscal year ended October 31, 1995:
    -- the total amount of taxes paid to foreign countries was $123,933.
    -- the total amount of income sourced from foreign countries was $565,192. As required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign source income for the 1995 calendar year with Form 1099-DIV which will be mailed by January 31, 1996.

Premier Global Investing, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
First Data Investor Services Group, Inc.
P.O. Box 9671
Providence, RI 02940



Further information is contained
in the Prospectus, which must
precede or accompany this report.






Printed in U.S.A.               092/633/664/764AR9510